Exhibit 10.8(d)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract Amendment No. 3

to the

Development and Supply Agreement as of May 29, 2008

by and between

ViewRay Incorporated

with its registered seat in Beachwood, OH, USA

- hereinafter referred to as “ViewRay” -

and

Siemens AG

Healthcare Sector

- hereinafter referred to as “Siemens” -

- VIEWRAY and Siemens hereinafter referred to individually

as “Party” or collectively as “Parties” -

Preamble

The Parties have signed a Development and Supply Agreement on May 29, 2008, as amended (the “2008 Agreement”) with the intention to do collaborate in the Development of [***]. In this Contract Amendment No. 3, the Parties agree to make certain clarifications to the 2008 Agreement as described below.

Agreement

1. Amendment to Article 2.3. Article 2.3 of the 2008 Agreement is hereby amended to read in full as follows:

“2.3 SIEMENS will cause its wholly owned indirect U.S. subsidiary, Siemens Medical Solutions USA, Inc., to provide one or more System Engineers on-site at VIEWRAY to work with VIEWRAY on the MRI system hardware.”

2. Amendment to Article 2.4. Article 2.4 of the 2008 Agreement is hereby amended to read in full as follows:

“2.4 SIEMENS will cause its wholly owned indirect U.S. subsidiary, Siemens Medical Solutions USA, Inc. to provide one or more Applications Specialists on-site at VIEWRAY to work with VIEWRAY to support MRI sequence and application optimization in order to achieve real-time requirements.”

3. Amendment to Appendix 1 concerning reimbursement of certain Labor costs. The second bulleted item on Appendix 1 to the 2008 Agreement is hereby amended to read as follows:

•	VIEWRAY agrees to reimburse Siemens Medical Solutions USA, Inc. for the costs associated with [***], including but not limited to the costs of: (1) [***] made available to VIEWRAY, (2) [***], (3) [***] allowances, (4) [***] and (5) all [***], if necessary, associated with [***] in connection with SIEMENS obligation under this Agreement. Siemens Medical Solutions USA, Inc. shall issue an invoice on a [***] basis meeting the requirements of tax laws. Notwithstanding the foregoing, it is understood and agreed by the parties, that at all times during the term of this Agreement, the System Engineers and Application Specialists made available by SIEMENS to provide services on site at VIEWRAY are employees of Siemens Medical Solutions USA, Inc.”

4. Duration: This Contract Amendment No. 3 shall take effect on the date it is signed by both Parties.

5. Ratification: Except to the extent expressly amended by this Contract Amendment No. 3, all of the clauses and conditions of the 2008 are hereby ratified and confirmed and shall remain valid in full force and effect. The term “Agreement”, as used in the 2008 Agreement, shall henceforth be deemed to be a reference to the 2008 Agreement as amended by this Contract Amendment No. 3.

6. General: This Contract Amendment No. 3 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument. Capitalized terms used in this Contract Amendment No. 3 and not defined herein are used with the meanings ascribed to them in the 2008 Agreement.

ViewRay Incorporated

Place, Date:
Oakwood Village, OH, USA 20 Jan 2011

/s/ Greg Ayers, M.D. Ph.D

Name:	Greg Ayers, M.D. Ph.D
(Print)
Title:	Chief Executive Officer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Siemens AG.,
Healthcare Sector

Place, Date:

Erlangen, February 9th, 2011

iV. /s/ Holger Liebel	i.V. /s/ Christopher Zindel

Name:	Name:

Holger Liebel	Dr. Christoph Zindel

(Print)	(Print)

Title:	Title:

CFO Magnetic Resonance	VP Marketing Magnetic Resonance

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.